EXHIBIT 99.1



PRESS RELEASE


FOR IMMEDIATE RELEASE

CONTACT: Pam Halter
Telephone: 469-633-0100

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DOBLIQUE, INC. ANNOUNCES STOCK SPLIT.
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DALLAS, TEXAS - February 19, 2003. Doblique Inc. (OTCBB: "DBLQ") today announced that its Board of Directors have approved a 5 for 1 forward stock split of the Company's common stock. The record date is March 3, 2003. Accordingly and as an example, shareholders who own 100 shares of Doblique, Inc. prior to the record date, will own 500 shares after the record date.